UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2023

HBT FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39085	37-1117216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

401 North Hershey Road Bloomington, Illinois		61704
(Address of principal executive offices)		(Zip Code)

(888) 897-2276

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 1, 2023, HBT Financial, Inc. ( “HBT Financial”) completed its previously announced acquisition (the “Merger”) of Town and Country Financial Corporation, a Delaware corporation (“Town and Country”), pursuant to an Agreement and Plan of Merger, dated August 23, 2022, between HBT Financial, Town and Country, and HB-TC Merger, Inc., a Delaware corporation and wholly-owned subsidiary of HBT Financial (the “Merger Agreement”). At the effective time of the Merger, each issued and outstanding share of Town and Country common stock was converted to the right to receive, subject to adjustment and to the election and proration procedures as provided in the Merger Agreement, one of the following: (i) 1.9010 duly authorized, validly issued, fully paid and non-assessable shares of HBT Financial common stock, par value $0.01 per share, (ii) cash in the amount of $35.66, or (iii) a combination of cash and HBT Financial common stock. In lieu of fractional shares, holders of Town and Country common stock will receive cash. The aggregate transaction consideration is approximately $38,000,000 in cash and approximately 3,378,655 shares of HBT Financial common stock.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 2.1 to HBT Financial’s Current Report on Form 8-K filed on August 23, 2022, which is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On February 1, 2023, HBT Financial issued a press release in announcing the completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Report, which is incorporated by reference herein.

The information contained in Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except to the extent required by applicable law or regulation.

Item 9.01. Financial Statements and Exhibits.

(a)   Financial Statements of businesses or funds acquired.

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)   Pro forma financial information.

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)   Exhibits.

Exhibit Number	Description of Exhibit

2.1*

Agreement and Plan of Merger between HBT Financial, Inc., HB-T&C Merger, Inc. and Town and Country Financial Corporation dated August 23, 2022 (incorporated by reference to Exhibit 2.1 to HBT Financial’s Current Report on Form 8-K filed on August 23, 2022).

99.1	Press Release dated February 1, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HBT FINANCIAL, INC.

	By:	/s/ Peter R. Chapman
Name: Peter R. Chapman
Title: Chief Financial Officer

Date: February 1, 2023